                     SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
         Date of report (Date of earliest event reported): May 21, 2002.

                    Meier Worldwide Intermedia Inc.
               (Exact name of registrant as specified in charter)

             Nevada                                     52-2079421
        -----------------                               -----------
    (State or other jurisdiction of         (I.R.S. Employer Identification No.)
     incorporation or organization)

                          Ste 320-1100 Melville Street
                          Vancouver, BC, Canada V6E 4A6
                    (Address of principal executive offices)

                                 (604) 689-7572
                                 --------------
              (Registrant's Telephone Number, Including Area Code)
                -----------------------------------------------

ITEM 5. RESIGNATION OF DIRECTOR
---------------------------------

As of August 2, 2002, Michael Laidlaw resigned as director. The board is currently searching for a replacement director. In the interim, any tie vote shall be broken by the chairman.

                      (SIGNATURES TO FOLLOW ON NEXT PAGE)
                      -----------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Meier Worldwide Intermedia Inc.
                                                         registrant

Date: August 2, 2002

                                                By: /s/ James Meier
                                                   ----------------------------
                                                       (Signature)
                                                Name:   James Meier
                                                Title:  President